SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2008

M&F BANCORP, INC.

(Exact Name of Registrant as specified in its charter)

North Carolina	000-27307	56-1980549
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2634 Durham-Chapel Hill Boulevard, Durham, North Carolina 27707

(Address of principal executive offices)

Registrant’s telephone number, including area code (919) 683-1521

Not Applicable

(Former address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On March 28, 2008, pursuant to the terms of the Agreement and Plan of Reorganization and Merger, dated as of August 9, 2007 (the “Merger Agreement”), by and among M&F Bancorp, Inc. (“Bancorp”), its wholly owned subsidiary, Mechanics and Farmers Bank (“M&F Bank”) and Mutual Community Savings Bank, Inc., SSB (“MCSB”), the merger of MCSB with and into M&F Bank (the “Merger”) was completed.

Pursuant to the Merger Agreement, each share of MCSB common stock outstanding at the effective time of the Merger was converted into the right to receive one share of Bancorp common stock. Subject to any MCSB shareholders who exercise their right to dissent from the Merger and demand payment of the fair value of their shares of MCSB common stock in place of receiving shares of Bancorp’s common stock pursuant to Article 13 of the North Carolina Business Corporation Act, Bancorp will deliver $1,873,153 in Bancorp common stock to MCSB shareholders, based on 363,719 shares of MCSB common stock outstanding as of March 28, 2008 and the closing price of Bancorp common stock of $5.15 on March 26, 2008.

This description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is referenced in Exhibit 2.1 to this report and is incorporated herein by reference.

A copy of the press release announcing the completion of the Merger is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Businesses Acquired.

1.	The audited consolidated statements of financial condition of MCSB and subsidiaries as of December 31, 2006 and 2005, and the related consolidated statements of net earnings, stockholders’ equity, and cash flows for each of the three years in the period ended December 31, 2006, and the related notes and reports of independent registered public accounting firm related thereto (collectively, the “Audited Financial Information”) required by Item 9.01(a) of Form 8-K have been previously reported by Bancorp on Bancorp’s Registration Statement on Form S-4 (Registration No. 333-148452).

2.	The unaudited consolidated statement of financial condition of MCSB and subsidiaries as of September 30, 2007, December 31, 2006 and September 30, 2006, the unaudited consolidated statements of net earnings and cash flows for the nine months ended September 30, 2007 and September 30, 2006, and the unaudited consolidated statement of stockholders’ equity for the nine months ended September 30, 2007 and September 30, 2006, and the related notes thereto (collectively, the “Unaudited Financial Information”) required by Item 9.01(a) of Form 8-K have been previously reported by Bancorp on Bancorp’s Registration Statement on Form S-4 (Registration No. 333-148452).

(b)	Pro Forma Financial Information.

1.	Bancorp and MCSB unaudited pro forma condensed combined balance sheet at September 30, 2007 and the unaudited pro forma condensed combined summaries of income for the nine months ended September 30, 2007 and for the year ended December 31, 2006, and the related notes to the unaudited pro forma condensed financial information (collectively, the “Pro Forma Financial Information”) required by Item 9.01(b) of Form 8-K have been previously reported by Bancorp on Bancorp’s Registration Statement on Form S-4 (Registration No. 333-148452).

Forward Looking Statements

The discussions included in this document and its exhibits may contain forward looking statements within the meaning of the Private Securities Litigation Act of 1995, including Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. For the purposes of these discussions, any statements that are not statements of historical fact may be deemed to be forward looking statements. Such statements are often characterized by the use of qualifying words such as “expects,” “anticipates,” “believes,” “estimates,” “plans,” “projects,” or other statements concerning opinions or judgments of Bancorp and its management about future events. The accuracy of such forward looking statements could be affected by such factors as, including but not limited to: (1) projected results in connection with the implementation of our business plan are lower than expected; (2) competitive pressure among financial services companies increases significantly; (3) costs or difficulties related to the integration of acquisitions or expenses in general are greater than expected; (4) general economic conditions, in the markets in which Bancorp does business, are less favorable than expected; (5) risks inherent in making loans, including repayment risks and risks associated with collateral values, are greater than expected; (6) changes in the interest rate environment reduce interest margins and affect funding sources; (7) changes in market rates and prices may adversely affect the value of financial products; (8) legislation or regulatory requirements or changes thereto adversely affect the businesses in which Bancorp is engaged; (9) regulatory compliance cost increases are greater than expected; and (10) decisions to change the business mix of Bancorp. For further information and other factors which could affect the accuracy of forward looking statements, please see Bancorp’s reports filed with the Securities and Exchange Commission (“SEC”) pursuant to the Securities Exchange Act of 1934 which are available at the SEC’s website (www.sec.gov) and Bancorp’s website (www.mfbonline.com). Readers are cautioned not to place undue reliance on these forward looking statements, which reflect management’s judgments only as of the date hereof. Bancorp does not undertake any obligation to publicly revise those forward looking statements to reflect events and circumstances that arise after the date hereof.

ITEM 9.01	– FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
2.1	Agreement and Plan of Reorganization and Merger, dated as of August 9, 2007, by and among Bancorp, M&F Bank and MSCB (incorporated by reference to Bancorp’s Current Report on Form 8-K filed on August 10, 2007).

99.1	Press Release dated March 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M&F BANCORP, INC.

By:	/s/ Kim D. Saunders
Kim D. Saunders
President and Chief Executive Officer

Dated: March 31, 2008.

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
2.1	Agreement and Plan of Reorganization and Merger, dated as of August 9, 2007, by and among Bancorp, M&F Bank and MSCB (incorporated by reference to Bancorp’s Current Report on Form 8-K filed on August 10, 2007).

99.1	Press Release dated March 31, 2008.